UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report

(Date of earliest event reported)

January 20, 2009

AMERICAN EAGLE OUTFITTERS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-23760	13-2721761
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

77 Hot Metal Street Pittsburgh, Pennsylvania	15203-2329
(Address of principal executive offices)	(Zip Code)

(412) 432-3300

(Registrant's telephone number,

including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

On January 20, 2009, American Eagle Outfitters (the "Company") entered into a Separation Agreement and Release (the "Agreement") with Kathy J. Savitt, the Company's Executive Vice President and Chief Marketing Officer, related to her separation from employment with the Company.

Pursuant to the Agreement, in exchange for a general release of any claims against the Company, Ms. Savitt will receive the following:

(1) her base salary earned through the termination of her employment with the Company effective on Friday, January 30, 2009 (the "Separation Date");

(2) a lump-sum severance pay in the amount of $1,012,500 less all legally required payroll and withholding taxes;

(3) the value of her account under the Company's Long Term Incentive Compensation Plan (the "LTIP");  Ms. Savitt's LTIP account will be paid out in three payments, the first third to be paid six months after Separation Date and the remaining two thirds in two payments when payouts under the LTIP are made in 2010 and 2011, subject in each case to her continuous compliance with her obligations under this Agreement;

(4) thirty days from her Separation Date to exercise previously granted vested stock options.

A copy of the Agreement is being filed herewith as exhibit 10.1 and is incorporated herein by reference.

Item 1.02. Termination of a Material Definitive Agreement

The Agreement referred to in Item 1.01 terminates the employment agreement dated January 3, 2006 between the Company and Ms. Savitt (except for the certain provisions that survive the termination of the employment agreement, as described in the Agreement).  Ms. Savitt's employment agreement was previously filed on March 7, 2006as Exhibit 10.3 to the Company's Form 8-K dated February 28, 2006.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; compensatory Arrangements of Certain Officers

The information in Item 1.01 above is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits

Exhibit No.	Description
10.1	Separation Agreement between the Company and Kathy J. Savitt, dated January 20, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN EAGLE OUTFITTERS, INC.
(Registrant)

Date: January 23, 2009	By:	/s/ Neil Bulman, Jr.
Neil Bulman, Jr.
Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description
10.1*	Separation Agreement between the Company and Kathy J. Savitt, dated January 20, 2009

* Such Exhibit is being filed herewith pursuant to Item 1.01 and Item 5.02 of the Current Report on Form 8-K.